UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 4, 2024
Date of Report (date of earliest event reported)

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Asensus Surgical, Inc. (the “Company”) issued a press release on January 4, 2024 (the “Press Release”) related to the completion of its in vivo Surgeon Lab for the LUNA™ Surgical Robotic System. The Press Release includes a link to a detailed update video presentation from Anthony Fernando, the Company’s CEO and President, highlighting surgeon feedback on the innovative features of the LUNA Surgical Robotic System. Mr. Fernando’s video presentation can be found on the Company’s website at https://ir.asensus.com/events-and-presentations. The Company's website is not incorporated by reference into this Form 8-K. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description
99.1	Press Release of Asensus Surgical, Inc., dated January 4, 2024
104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: January 4, 2024	By:	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Officer